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EXHIBIT 32.1

Walter Energy, Inc.
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

        In connection with the accompanying Annual Report of Walter Energy, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Walter J. Scheller, III, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 25, 2014

/s/ WALTER J. SCHELLER, III Walter J. Scheller, III Chief Executive Officer (Principal Executive Officer)

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  EXHIBIT 32.1
Walter Energy, Inc. Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 18 U.S.C. Section 1350